                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) April 26, 2004

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

        033-36767-03                                      36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On April 26, 2004 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended March 31, 2004, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  April 26, 2004                  By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

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                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #104, Series 1995-1
               made available on April 26, 2004

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #104

20.2           Monthly Servicer and Settlement Certificate #70, Series 1998-1
               made available on April 26, 2004

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #70

20.3           Monthly Servicer and Settlement Certificate #45, Series 2000-1
               made available on April 26, 2004

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #45

20.4           Monthly Servicer and Settlement Certificate #9, Series 2003-1
               made available on April 26, 2004

20.4 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #9

20.5           Dealer Note Master Trust Series Data for the April 26, 2004
               Distribution Date

====================================================================================================================================

                                                      EXHIBIT 20.1

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 104

                                                 DEALER NOTE MASTER TRUST

                                                  CLASS A, DEALER NOTE
                                               ASSET BACKED CERTIFICATES,
                                                     SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of April 26, 2004, the Transfer Date of April 23, 2004 and with respect to the performance of the Master Trust during the Due Period ended on March 31, 2004 and the Distribution Period ended
April 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                  131,954.61

    3.2 The amount of ITEC Finance Charges for the Due Period                                2,157,574.43

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period        864,848,186.01

    3.4 The total amount of Advance Reimbursements for the Due Period                                0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period        292,917,207.33

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust       317,058,121.20
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                     742,544.09

    3.8 The average daily Master Trust Seller's Interest during the Due Period             126,082,568.07

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after
        giving effect to the transactions set forth in Article IV of the Supplement)       126,014,246.09

   3.10 The aggregate amount of Collections for the Due Period                             356,200,155.14

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                4,256,464.48

   3.12 The aggregate amount of Principal Collections for the Due Period                   351,943,690.66

   3.13 The amount of Dealer Note Losses for the Due Period                                          0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          891,052,911.13

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                   59,026,483.33

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments                  58,961,334.96
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                        0.92%
        d.  The rating of each such Eligible Investment                                          AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                     11,799,815.30

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Nalley Motor Trucks
        ii)     Longhorn Bus Sales
        iii)    Southland Int'l Trks
        iv)     Prairie International
        v)      Wolfington Body Co Inc

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                    0.16%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
        established on 7/10/03 for the benefit of the Master Trust Certificateholders.         100,078.59

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                     100,000.00
        b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                        0.92%
        d.  The rating of each such Eligible Investment                                          AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
        made on the Distribution Date)                                                         100,000.00

    4.0 Series 1995-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                          31,000,000.00

  4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                          31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                           2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                              2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                           0.00

    4.6 The aggregate amount on deposit in the Negative
        Carry Reserve Fund as of the Transfer Date (after
        giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                0.00

    4.7 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                            200,000,000.00

    4.8 The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                          0.00

    4.9 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                       1,067,541.22

   4.10 The amount of Series Allocable Principal Collections
        for the Due Period                                                                  88,269,125.77

   4.11 The amount of Series Principal Account Losses
        for the Due Period                                                                           0.00

   4.12 The amount of Investor Dealer Note Losses for
        the Due Period                                                                               0.00

   4.13 The amount of Investor Finance Charge Collections
        for the Due Period                                                                     895,987.35

   4.14 The amount of Investor Principal Collections for
        the Due Period                                                                      74,084,277.26

   4.15 The amount of Available Certificateholder's Interest                                   914,549.29
        Collections for the Due Period

   4.16 The amount of Series 1995-1 Shared Principal
        Collections for the Due Period                                                      74,084,277.26

   4.17 The aggregate amount of the Series 1995-1 Principal
        Shortfall, if any, for the Due Period                                                        0.00

   4.18 The Seller's Percentage for the Due Period                                                 16.07%

   4.19 The Excess Seller's Percentage for the Due Period                                           2.62%

   4.20 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                  14,184,848.51

   4.21 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                         175,610.53

   4.22 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                      11,872,197.42

   4.23 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                       2,312,651.10

   4.24 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                           0.00

   4.25 The Minimum Series 1995-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                  38,045,996.88

   4.26 The Series 1995-1 Allocation Percentage for
        the Due Period                                                                             25.08%

   4.27 The Floating Allocation Percentage for the
        Due Period                                                                                 83.93%

   4.28 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                          0.00%

   4.29 The total amount to be distributed on the Series
        1995-1 Certificates on the Distribution Date                                           403,416.92

   4.30 The total amount, if any, to be distributed on the Series
        1995-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                             0.00

   4.31 The total amount, if any, to be distributed on
        the Series 1995-1 Certificates on the Distribution
        Date allocable to interest on the Series 1995-1
        Certificates                                                                           247,111.11

   4.32 The Draw Amount as of the Transfer Date                                                      0.00

   4.33 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                0.00

   4.34 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                 0.00

   4.35 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                         156,305.81

   4.36 The aggregate amount of funds on deposit in
        the Negative Carry Reserve Account  as of the end of
        the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                   0.00

   4.37 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                   0.00

   4.38 The aggregate amount of funds on deposit in the
        Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                        2,500,000.00

   4.39 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                           0.00
        b.  Description of each Eligible Investment:                                                   NA
        c.  The rate of interest applicable to each such Eligible Investment                     _______%
        d.  The rating of each such Eligible Investment                                                NA

   4.40 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                           0.00
        b.  Description of each Eligible Investment:                                                   NA
        c.  The rate of interest applicable to each such Eligible Investment                     _______%
        d.  The rating of each such Eligible Investment                                                NA

   4.41 The amount of Excess Interest Collections for the Due Period                           511,132.37

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period                                  74,084,277.26

   4.43 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                         0.00

   4.44 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                    0.00

   4.45 The percentages and all other information calculated
        pursuant to Sections 6.01 and 7.01 of the Supplement                              See Exhibit "A"

   4.46 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                              0.00

   4.47 The amount of Series 1995-1 Shared Seller's Principal
        Collections for the Due Period                                                      14,184,848.51

   4.48 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                    32,527,631.67

   4.49 The amount of all Shared Seller's Principal Collections
        allocated to Series 1995-1 for the Due Period                                                0.00

   4.50 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                     0.00

   4.51 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                              0.00

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                                                          EXHIBIT 20.1 (A)
                                                          Series 1995 - 1

   4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplement.

        Section 6.01

            (b)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

        Section 7.01

            (d)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (g)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.65%
                                             1 Month Past :       3.57%
                                             Current Month :      3.58%

            (h)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------

                                             Master Trust Seller's Interest:           $126,014,246.09

                                             Master Trust Minimum Seller's Interest:   $125,925,996.88

            (i)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                                             Turnover Ratio:     3.73

            (j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                                     Dealer Note Loss Ratio:     0.00%

====================================================================================================================================

                                                        EXHIBIT 20.2

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 70

                                                  DEALER NOTE MASTER TRUST

                                                    CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                        SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of April 26, 2004, the Transfer Date of April 23, 2004 and with respect to the performance of the Master Trust during the Due Period ended on March 31, 2004 and the Distribution Period ended
April 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                           131,954.61

   3.2 The amount of ITEC Finance Charges for the Due Period                         2,157,574.43

   3.3 The average daily balance of Dealer Notes outstanding during the Due
       Period                                                                      864,848,186.01

   3.4 The total amount of Advance Reimbursements for the Due Period                         0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period 292,917,207.33

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master
       Trust during the Due Period                                                 317,058,121.20

   3.7 The amount of the Servicing Fee for the Due Period                              742,544.09

   3.8 The average daily Master Trust Seller's Interest during the Due Period      126,082,568.07

   3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the
       Supplement)                                                                 126,014,246.09

  3.10 The aggregate amount of Collections for the Due Period                      356,200,155.14

  3.11 The aggregate amount of Finance Charge Collections for the Due Period         4,256,464.48

  3.12 The aggregate amount of Principal Collections for the Due Period            351,943,690.66

  3.13 The amount of Dealer Note Losses for the Due Period                                   0.00

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period   891,052,911.13

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                            59,026,483.33

  3.16 Eligible Investments in the Excess Funding Account:
       a.  The aggregate amount of funds invested in Eligible Investments           58,961,334.96
       b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                 0.92%
       d.  The rating of each such Eligible Investment                                   AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                              11,799,815.30

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
       i)       Nalley Motor Trucks
       ii)      Longhorn Bus Sales
       iii)     Southland Int'l Trks
       iv)      Prairie International
       v)       Wolfington Body Co Inc

  3.19 Aggregate amount of delinquent principal payments (past due greater than
       30 days)as a percentage of the total principal amount outstanding, as of
       the end of the Due Period                                                             0.16%

  3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
       established on 7/10/03 for the benefit of the Master Trust Certificateholders.  100,078.59

  3.21 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments              100,000.00
       b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                 0.92%
       d.  The rating of each such Eligible Investment                                   AAAm/Aaa

  3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
       made on the Distribution Date)                                                   100,000.00

   4.0 Series 1998-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date
       (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                          0.00

  4.2a The Maximum Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                    31,000,000.00

 4.2b. The Available Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                    31,000,000.00

   4.3 The Projected Spread for the following Distribution Period                     2,500,000.00

   4.4 The amount on deposit in the Spread Account as of
       the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                        2,500,000.00

   4.5 The aggregate amount on deposit in the Liquidity
       Reserve Account as of the Transfer Date (after giving
       effect to the transactions  set forth in Article IV
       of the Supplement)                                                                     0.00

   4.6 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                      200,000,000.00

   4.7 The amount of Series Allocable Dealer Notes Losses
        for the Due Period                                                                    0.00

   4.8 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                                 1,062,729.05

   4.9 The amount of Series Allocable Principal Collections
       for the Due Period                                                            87,871,233.72

  4.10 The amount of Series Principal Account Losses
       for the Due Period                                                                     0.00

  4.11 The amount of Investor Dealer Note Losses for
       the Due Period                                                                         0.00

  4.12 The amount of Investor Finance Charge Collections
       for the Due Period                                                               895,986.86

  4.13 The amount of Investor Principal Collections for
       the Due Period                                                                74,084,237.15

  4.14 The amount of Available Certificateholder's Interest
       Collections for the Due Period                                                   914,474.03

  4.15 The amount of Series 1998-1 Shared Principal
       Collections for the Due Period                                                74,084,237.15

  4.16 The aggregate amount of the Series 1998-1 Principal
       Shortfall, if any, for the Due Period                                                  0.00

  4.17 The Seller's Percentage for the Due Period                                           15.69%

  4.18 The Excess Seller's Percentage for the Due Period                                     2.62%

  4.19 The aggregate amount of Seller's Principal Collections
       for the Due Period                                                            13,786,996.57

  4.20 The amount of Available Seller's Finance Charge
       Collections for the Due Period                                                   170,780.56

  4.21 The aggregate amount of Available Seller's Principal
       Collections for the Due Period                                                11,484,770.25

  4.22 The aggregate amount of Excess Seller's Principal
       Collections for the Due Period                                                 2,302,226.32

  4.23 The Controlled Amortization Amount, if applicable,
       for the Due Period                                                                     0.00

  4.24 The Minimum Series 1998-1 Master Trust Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                            37,000,000.00

  4.25 The Series 1998-1 Allocation Percentage for the Due Period                           24.97%

  4.26 The Floating Allocation Percentage for the Due Period                                84.31%

  4.27 The Principal Allocation Percentage, if applicable,
       for the Due Period                                                                    0.00%

  4.28 The total amount to be distributed on the Series
       1998-1 Certificates on the Distribution Date                                     378,527.94

  4.29 The total amount, if any, to be distributed on the Series
       1998-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                       0.00

  4.30 The total amount, if any, to be distributed on
       the Series 1998-1 Certificates on the Distribution
       Date allocable to interest on the Series 1998-1
       Certificates                                                                     222,222.22

  4.31 The Draw Amount as of the Transfer Date                                                0.00

  4.32 The amount of Investor Charge-Offs as of
       Transfer Date                                                                          0.00

  4.33 The amount of reimbursement of Investor Charge-
       Offs as of the Transfer Date                                                           0.00

  4.34 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                                   156,305.72

  4.35 The aggregate amount of funds on deposit in
       the Series Principal Account as of the end of the
       last day of the Due Period (after giving effect to the
       payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                             0.00

  4.36 The aggregate amount of funds on deposit in the
        Spread Account as of the end of the last day of
       the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the
       Supplement and the Agreement)                                                  2,500,000.00

  4.37 Eligible Investments in the Series Principal Account:

       a.  The aggregate amount of funds invested in
       Eligible Investments                                                                   0.00

       b.  Description of each Eligible Investment:                                             NA

       c.  The rate of interest applicable to each such
       Eligible Investment                                                                _______%

       d.  The rating of each such Eligible Investment                                          NA

  4.38 Eligible Investments in the Liquidity Reserve Account:

       a.  The aggregate amount of funds invested in
       Eligible Investments                                                                  0.00

       b.  Description of each Eligible Investment:                                            NA

       c.  The rate of interest applicable to each such
       Eligible Investment                                                               _______%

       d.  The rating of each such Eligible Investment                                         NA

  4.39 The amount of Excess Interest Collections for the Due Period                    535,946.09

  4.40 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period                           74,084,237.15

  4.41 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                                  0.00

  4.42 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period
       allocated to Other Series                                                             0.00

  4.43 The percentages and all other information calculated
       pursuant to Section 6.01 of the Supplement                                 See Exhibit "A"

  4.44 The amount of Remaining Available Seller's Principal
        Collections for the Due Period                                                       0.00

  4.45 The amount of Series 1998-1 Shared Seller's Principal
       Collections for the Due Period                                               13,786,996.57

  4.46 The aggregate amount of Shared Seller's Principal
       Collections from Other Series for the Due Period                             32,925,483.61

  4.47 The amount of all Shared Seller's Principal Collections
       allocated to Series 1998-1 for the Due Period                                         0.00

  4.48 The aggregate amount of all Shared Seller's Principal
       Collections allocated to Other Series for the Due Period                              0.00

  4.49 The aggregate amount of all Early Distributions Amounts
       paid or deemed paid for the Distribution Period                                       0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                   EXHIBIT 20.2 (A)
                                                   Series 1998 - 1

    4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

         Section 6.01

             (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                          ----------

             (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
                less than the Required Subordinated Amount?                                                                  NO
                                                                                                                          ----------

             (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
                on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         -----------
                                              2 Months Past :      3.65%
                                              1 Month Past :       3.57%
                                              Current Month :      3.58%

             (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
                Minimum Seller's Interest?                                                                                   NO
                                                                                                                          ----------
                                              Master Trust Seller's Interest:    $126,014,246.09

                                              Master Trust Minimum Seller's Interest:   $125,925,996.88

             (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                          ----------
                                    Turnover Ratio:   3.73%

             (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                          ----------

                                    Dealer Note Loss Ratio:  0.00%

====================================================================================================================================

                                                      EXHIBIT 20.3

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 45

                                                DEALER NOTE MASTER TRUST

                                                      DEALER NOTE
                                             ASSET BACKED CERTIFICATES,
                                                    SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of April 26, 2004, the Transfer Date of April 23, 2004 and with respect to the performance of the Master Trust during the Due Period ended on March 31, 2004 and the Distribution Period ended
April 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the due Period                                 131,954.61

   3.2 The amount of ITEC Finance Charges for the Due Period                               2,157,574.43

   3.3 The average daily balance of Dealer Notes outstanding during the Due Period       864,848,186.01

   3.4 The total amount of Advance Reimbursements for the Due Period                               0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period       292,917,207.33

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust      317,058,121.20
       during the Due Period

   3.7 The amount of the Servicing Fee for the Due Period                                    742,544.09

   3.8 The average daily Master Trust Seller's Interest during the Due Period            126,082,568.07

   3.9 The Master Trust Seller's Interest as of the Distribution Date (after
       giving effect to the transactions set forth in Article IV of the Supplement)      126,014,246.09

  3.10 The aggregate amount of Collections for the Due Period                            356,200,155.14

  3.11 The aggregate amount of Finance Charge Collections for the Due Period               4,256,464.48

  3.12 The aggregate amount of Principal Collections for the Due Period                  351,943,690.66

  3.13 The amount of Dealer Note Losses for the Due Period                                         0.00

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period         891,052,911.13

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                                  59,026,483.33

  3.16 Eligible Investments in the Excess Funding Account:
       a.  The aggregate amount of funds invested in Eligible Investments                 58,961,334.96
       b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                       0.92%
       d.  The rating of each such Eligible Investment                                         AAAm/Aaa

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
       as of the end of the Due Period                                                    11,799,815.30

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
       i)      Nalley Motor Trucks
       ii)     Longhorn Bus Sales
       iii)    Southland Int'l Trks
       iv)     Prairie International
       v)      Wolfington Body Co Inc

  3.19 Aggregate amount of delinquent principal payments (past due greater than
       30 days)as a percentage of the total principal amount outstanding, as of
       the end of the Due Period                                                                   0.16%

  3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
       as of the end of the Due Period                                                    51,754,858.87

  3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
       established on 7/10/03 for the benefit of the Master Trust Certificateholders.        100,078.59
       Master Trust Certificateholders.

  3.22 Eligible Investments in the Servicer Transition Fee Account:
       a.  The aggregate amount of funds invested in Eligible Investments                    100,000.00
       b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
       c.  The rate of interest applicable to each such Eligible Investment                       0.92%
       d.  The rating of each such Eligible Investment                                         AAAm/Aaa

  3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
       Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                               100,000.00

   4.0 Series 2000-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date
       (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                               0.00

  4.2a The Maximum Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                         19,080,000.00

 4.2b. The Available Subordinated Amount as of the
       Transfer Date (after giving effect to the transactions
       set forth in Article IV of the Supplement)                                         19,080,000.00

   4.3 The Projected Spread for the following Distribution Period                          2,650,000.00

   4.4 The amount on deposit in the Spread Account as of
       the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                             2,650,000.00

   4.5 The aggregate amount on deposit in the Liquidity
       Reserve Account as of the Transfer Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                          0.00

   4.6 The Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                           212,000,000.00

   4.7 The amount of Series Allocable Dealer Notes Losses
        for the Due Period                                                                         0.00

   4.8 The amount of Series Allocable Finance Charge
       Collections for the Due Period                                                      1,063,097.10

   4.9 The amount of Series Allocable Principal Collections
       for the Due Period                                                                 87,901,665.59

  4.10 The amount of Series Principal Account Losses
       for the Due Period                                                                          0.00

  4.11 The amount of Investor Dealer Note Losses for
       the Due Period                                                                              0.00

  4.12 The amount of Investor Finance Charge Collections
       for the Due Period                                                                    949,770.95

  4.13 The amount of Investor Principal Collections for
       the Due Period                                                                     78,531,348.03

  4.14 The amount of Available Certificateholder's Interest
       Collections for the Due Period                                                        968,378.22

  4.15 The amount of Series 2000-1 Shared Principal
       Collections for the Due Period                                                     78,531,348.03

  4.16 The aggregate amount of the Series 2000-1 Principal
       Shortfall, if any, for the Due Period                                                       0.00

  4.17 The Seller's Percentage for the Due Period                                                 10.66%

  4.18 The Excess Seller's Percentage for the Due Period                                           2.62%

  4.19 The aggregate amount of Seller's Principal Collections
       for the Due Period                                                                  9,370,317.55

  4.20 The amount of Available Seller's Finance Charge
       Collections for the Due Period                                                        117,365.92

  4.21 The aggregate amount of Available Seller's Principal
       Collections for the Due Period                                                      7,067,293.91

  4.22 The aggregate amount of Excess Seller's Principal
       Collections for the Due Period                                                      2,303,023.64

  4.23 The Controlled Amortization Amount, if applicable,
       for the Due Period                                                                          0.00

  4.24 The Minimum Series 2000-1 Master Trust Seller's
       Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV
       of the Supplement)                                                                 25,440,000.00

  4.25 The Series 2000-1 Allocation Percentage for
       the Due Period                                                                             24.98%

  4.26 The Floating Allocation Percentage for the
       Due Period                                                                                 89.34%

  4.27 The Principal Allocation Percentage, if applicable,
       for the Due Period                                                                          0.00%

  4.28 The total amount to be distributed on the Series
       2000-1 Certificates on the Distribution Date                                          421,403.95

  4.29 The total amount, if any, to be distributed on the Series
       2000-1 Certificates on the Distribution Date
       allocable to the Invested Amount                                                            0.00

  4.30 The total amount, if any, to be distributed on
       the Series 2000-1 Certificates on the Distribution
       Date allocable to interest on the Series 2000-1
       Certificates                                                                          255,715.55

  4.31 The Draw Amount as of the Transfer Date                                                     0.00

  4.32 The amount of Investor Charge-Offs as of Transfer Date                                      0.00

  4.33 The amount of reimbursement of Investor Charge-
       Offs as of the Transfer Date                                                                0.00

  4.34 The amount of the Investor Servicing Fee to be
       paid on such Distribution Date                                                        165,688.40

  4.35 The aggregate amount of funds on deposit in
       the Series Principal Account as of the end of the
       last day of the Due Period (after giving effect to the
       payments and adjustments made pursuant to Article
       IV of the Supplement and of the Agreement)                                                  0.00

  4.36 The aggregate amount of funds on deposit in the
        Spread Account as of the end of the last day of
       the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the
       Supplement and the Agreement)                                                       2,650,000.00

  4.37 Eligible Investments in the Series Principal Account:
       a.  The aggregate amount of funds invested in Eligible Investments                          0.00
       b.  Description of each Eligible Investment:                                                  NA
       c.  The rate of interest applicable to each such Eligible Investment                     _______%
       d.  The rating of each such Eligible Investment                                               NA

  4.38 Eligible Investments in the Liquidity Reserve Account:
       a.  The aggregate amount of funds invested in Eligible Investments                          0.00
       b.  Description of each Eligible Investment:                                                  NA
       c.  The rate of interest applicable to each such Eligible Investment                     _______%
       d.  The rating of each such Eligible Investment                                               NA

  4.39 The amount of Excess Interest Collections for the Due Period                          546,974.26

  4.40 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period                                 78,531,348.03

  4.41 The amount of Excess Interest Collections for the
       Due Period allocated to other Series                                                        0.00

  4.42 The amount of Investor Principal Collections treated
       as Shared Principal Collections for the Due Period
       allocated to Other Series                                                                   0.00

  4.43 The percentages and all other information calculated
       pursuant to Section 6.01 of the Supplement                                       See Exhibit "A"

  4.44 The amount of Remaining Available Seller's Principal
        Collections for the Due Period                                                             0.00

  4.45 The amount of Series 2000-1 Shared Seller's Principal
       Collections for the Due Period                                                      9,370,317.55

  4.46 The aggregate amount of Shared Seller's Principal
       Collections from Other Series for the Due Period                                   37,342,162.63

  4.47 The amount of all Shared Seller's Principal Collections
       allocated to Series 2000-1 for the Due Period                                               0.00

  4.48 The aggregate amount of all Shared Seller's Principal
       Collections allocated to Other Series for the Due Period                                    0.00

   5.0 Class A Certificate Information.

   5.1 The Class A Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                           200,000,000.00

   5.2 The total amount to be distributed on the Class A Certificates
       on the Distribution Date - includes Investor Servicing Fee plus                       394,532.03
       the Investor Interest Payment

   5.3 The total amount, if any, to be distributed on the Class A
       Certificates on the Distribution Date allocable to the
       Class A Invested Amount                                                                     0.00

   5.4 The total amount, if any, to be distributed on the Class A
       Certificates on the Distribution Date allocable to interest
       on the Class A Certificates                                                           238,222.22

   5.5 The amount of Class A Certificateholder Charge-Offs
       as of the Transfer Date                                                                     0.00

   5.6 The amount of reimbursement of Class A Certificateholder
       Charge-Offs as of the Transfer Date                                                         0.00

   6.0 Class B Certificate Information.

   6.1 The Class B Invested Amount as of the Distribution
       Date (after giving effect to the transactions set forth
       in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                            12,000,000.00

   6.2 The total amount to be distributed on the Class B Certificates
       on the Distribution Date - includes Investor Servicing Fee plus                        26,871.92
       the Investor Interest Payment

   6.3 The total amount, if any, to be distributed on the Class B
       Certificates on the Distribution Date allocable to the
       Class B Invested Amount                                                                     0.00

   6.4 The total amount, if any, to be distributed on the Class B
       Certificates on the Distribution Date allocable to interest
       on the Class B Certificates                                                            17,493.33

   6.5 The amount of Class B Certificateholder Charge-Offs
       as of the Transfer Date                                                                     0.00

   6.6 The amount of reimbursement of Class B Certificateholder
       Charge-Offs as of the Transfer Date                                                         0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                               EXHIBIT 20.3 (A)
                                                               Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.65%
                                             1 Month Past :       3.57%
                                             Current Month :      3.58%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------
                                             Master Trust Seller's Interest:    $126,014,246.09

                                             Master Trust Minimum Seller's Interest:  $125,925,996.88

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                        ----------
                                   Turnover Ratio:  3.73%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                                   Dealer Note Loss Ratio:  0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                                      NO                                                                                                                        ----------
               Balance of all Dealer Notes?                                                                             ----------

                                   Used Financed Vehicle Ratio:   5.78%

====================================================================================================================================

                                                        EXHIBIT 20.4

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 9

                                                   DEALER NOTE MASTER TRUST

                                                          DEALER NOTE
                                                  ASSET BACKED CERTIFICATES,
                                                         SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of April 26, 2004, the Transfer Date of April 23, 2004 and with respect to the performance of the Master Trust during the Due Period ended on March 31, 2004 and the Distribution Period ended
April 25, 2004 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement.

        1 NFC is Servicer under the Agreement.

        2 The undersigned is a Servicing Officer.

        3 Master Trust Information.

      3.1 The amount of the Advance, if any, for the Due Period                              131,954.61

      3.2 The amount of ITEC Finance Charges for the Due Period                            2,157,574.43

      3.3 The average daily balance of Dealer Notes outstanding during the Due Period    864,848,186.01

      3.4 The total amount of Advance Reimbursements for the Due Period                            0.00

      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period    292,917,207.33

      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust   317,058,121.20
          during the Due Period

      3.7 The amount of the Servicing Fee for the Due Period                                 742,544.09

      3.8 The average daily Master Trust Seller's Interest during the Due Period         126,082,568.07

      3.9 The Master Trust Seller's Interest as of the Distribution Date (after
          giving effect to the transactions set forth in Article IV of the Supplement)   126,014,246.09

     3.10 The aggregate amount of Collections for the Due Period                         356,200,155.14

     3.11 The aggregate amount of Finance Charge Collections for the Due Period            4,256,464.48

     3.12 The aggregate amount of Principal Collections for the Due Period               351,943,690.66

     3.13 The amount of Dealer Note Losses for the Due Period                                      0.00

     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period      891,052,911.13

     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                               59,026,483.33

     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments              58,961,334.96
          b.  Description of each Eligible Investment:                          JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                    0.92%
          d.  The rating of each such Eligible Investment                                      AAAm/Aaa

     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                 11,799,815.30

     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)      Nalley Motor Trucks
          ii)     Longhorn Bus Sales
          iii)    Southland Int'l Trks
          iv)     Prairie International
          v)      Wolfington Body Co Inc

     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding,
          as of the end of the Due Period                                                          0.16%

     3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                                 51,754,858.87

     3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
          established on 7/10/03 for the benefit of the Master Trust Certificateholders.     100,078.59

     3.22 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments                 100,000.00
          b.  Description of each Eligible Investment:                          JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                    0.92%
          d.  The rating of each such Eligible Investment                                      AAAm/Aaa

     3.23 The aggregate amount of funds on deposit in the Servicer Transition
          Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                            100,000.00

      4.0 Series 2003-1 Information.

      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                            0.00

     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                      19,080,000.00

     4.2b.The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                      19,080,000.00

      4.3 The Projected Spread for the following Distribution Period                       2,650,000.00

      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                          2,650,000.00

      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                       0.00

      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                        212,000,000.00

      4.7 The amount of Series Allocable Dealer Notes Losses
           for the Due Period                                                                      0.00

      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                                   1,063,097.10

      4.9 The amount of Series Allocable Principal Collections
          for the Due Period                                                              87,901,665.59

     4.10 The amount of Series Principal Account Losses
          for the Due Period                                                                       0.00

     4.11 The amount of Investor Dealer Note Losses for
          the Due Period                                                                           0.00

     4.12 The amount of Investor Finance Charge Collections
          for the Due Period                                                                 949,770.95

     4.13 The amount of Investor Principal Collections for
          the Due Period                                                                  78,531,348.03

     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                                     968,377.16

     4.15 The amount of Series 2003-1 Shared Principal
          Collections for the Due Period                                                  78,531,348.03

     4.16 The aggregate amount of the Series 2003-1 Principal
          Shortfall, if any, for the Due Period                                                    0.00

     4.17 The Seller's Percentage for the Due Period                                              10.66%

     4.18 The Excess Seller's Percentage for the Due Period                                        2.62%

     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                                9,370,317.55

     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                      117,365.92

     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                                   7,067,293.91

     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                                   2,303,023.64

     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                       0.00

     4.24 The Minimum Series 2003-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                              25,440,000.00

     4.25 The Series 2003-1 Allocation Percentage for
          the Due Period                                                                         24.98%

     4.26 The Floating Allocation Percentage for the
          Due Period                                                                             89.34%

     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                      0.00%

     4.28 The total amount to be distributed on the Series
          2003-1 Certificates on the Distribution Date                                       437,226.18

     4.29 The total amount, if any, to be distributed on the Series
          2003-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                         0.00

     4.30 The total amount, if any, to be distributed on
          the Series 2003-1 Certificates on the Distribution
          Date allocable to interest on the Series 2003-1
          Certificates                                                                       271,537.78

     4.31 The Draw Amount as of the Transfer Date                                                  0.00

     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                            0.00

     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                             0.00

     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                     165,688.40
     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                               0.00

     4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                    2,650,000.00

     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in Eligible Investments                       0.00
          b.  Description of each Eligible Investment:                                               NA
          c.  The rate of interest applicable to each such Eligible Investment                  _______%
          d.  The rating of each such Eligible Investment                                            NA

     4.38 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in Eligible Investments                       0.00
          b.  Description of each Eligible Investment:                                               NA
          c.  The rate of interest applicable to each such Eligible Investment                  _______%
          d.  The rating of each such Eligible Investment                                            NA

     4.39 The amount of Excess Interest Collections for the Due Period                       531,150.97

     4.40 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period                              78,531,348.03

     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                     0.00

     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                                0.00

     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                                    See Exhibit "A"

     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                          0.00

     4.45 The amount of Series 2003-1 Shared Seller's Principal
          Collections for the Due Period                                                   9,370,317.55

     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                                37,342,162.63

     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 2003-1 for the Due Period                                            0.00

     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                                 0.00

      5.0 Class A Certificate Information.

      5.1 The Class A Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                        200,000,000.00

      5.2 The total amount to be distributed on the Class A Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                    403,420.92
          the Investor Interest Payment

      5.3 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to the
          Class A Invested Amount                                                                  0.00

      5.4 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to interest
          on the Class A Certificates                                                        247,111.11

      5.5 The amount of Class A Certificateholder Charge-Offs
          as of the Transfer Date                                                                  0.00

      5.6 The amount of reimbursement of Class A Certificateholder
          Charge-Offs as of the Transfer Date                                                      0.00

      6.0 Class B Certificate Information.

      6.1 The Class B Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                         12,000,000.00

      6.2 The total amount to be distributed on the Class B Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                     33,805.26
          the Investor Interest Payment

      6.3 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to the
          Class B Invested Amount                                                                  0.00

      6.4 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to interest
          on the Class B Certificates                                                         24,426.67

      6.5 The amount of Class B Certificateholder Charge-Offs
          as of the Transfer Date                                                                  0.00

      6.6 The amount of reimbursement of Class B Certificateholder
          Charge-Offs as of the Transfer Date                                                      0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                           EXHIBIT 20.4 (A)
                                                            Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.65%
                                             1 Month Past :       3.57%
                                             Current Month :      3.58%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------
                                             Master Trust Seller's Interest:  $126,014,246.09

                                             Master Trust Minimum Seller's Interest:  $125,925,996.88

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------

                                   Turnover Ratio:  3.73%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------

                                   Dealer Note Loss Ratio:   0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal                                      NO
               Balance of all Dealer Notes?                                                                              ----------

                                   Used Financed Vehicle Ratio:   5.78%

====================================================================================================================================

                                                                 EXHIBIT 20.5
                                                  Navistar Financial Dealer Note Master Trust
                                                               Series Data
                                                   for the April 26, 2004 Distribution Date

                                                                                  Series
                                                         1995-1          1998-1          2000-1         2003-1          Total

 1. Aggregate amount of Collections                  89,336,666.99   88,933,962.77   88,964,762.69  88,964,762.69  356,200,155.14
    Aggregate amount of Interest Collections          1,067,541.22    1,062,729.05    1,063,097.10   1,063,097.10    4,256,464.48
    Aggregate amount of Principal Collections        88,269,125.77   87,871,233.72   87,901,665.59  87,901,665.59  351,943,690.66

 2. Series Allocation Percentage                       25.0804683%     24.9674127%     24.9760595%    24.9760595%     100.000000%
    Floating Allocation Percentage                          83.93%          84.31%          89.34%         89.34%             N/A
    Principal Allocation Percentage                          0.00%           0.00%           0.00%          0.00%           0.00%

 3. Total amount Distributed                            247,111.11      222,222.22      255,715.55     271,537.78      996,586.66

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                          0.00            0.00            0.00           0.00            0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates              247,111.11      222,222.22      255,715.55     271,537.78      996,586.66

 6. Gross Dealer Note Losses                                  0.00            0.00            0.00           0.00            0.00

 7. Recoveries on Dealer Note Losses                          0.00            0.00            0.00           0.00            0.00

 8. Amount of Series allocable Dealer Note Losses/(Recoveries)0.00            0.00            0.00           0.00            0.00
    -Investor portion of Dealer Note Losses/(Recoveries)      0.00            0.00            0.00           0.00            0.00
    -Seller portion of Dealer Note Losses/(Recoveries)        0.00            0.00            0.00           0.00            0.00

 9. Draw Amount                                               0.00            0.00            0.00           0.00            0.00

10. Investor Charge Offs                                      0.00            0.00            0.00           0.00            0.00

11. Reimbursement of Investor Charge Offs                     0.00            0.00            0.00           0.00            0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee             186,233.54      185,394.05      185,458.25     185,458.25      742,544.09
    -       Investor Servicing Fee                      156,305.81      156,305.72      165,688.40     165,688.40      643,988.33
    -       Seller Servicing Fee                         29,927.73       29,088.33       19,769.85      19,769.85       98,555.76

13. Controlled Amortization Amount                            0.00            0.00            0.00           0.00            0.00

14. Invested Amount prior to Distribution Date      200,000,000.00  200,000,000.00  212,000,000.00 212,000,000.00  824,000,000.00
    Invested Amount after to Distribution Date      200,000,000.00  200,000,000.00  212,000,000.00 212,000,000.00  824,000,000.00

15. Invested Amount                                 200,000,000.00  200,000,000.00  212,000,000.00 212,000,000.00  824,000,000.00
    Available Subordinated Amount                    31,000,000.00   31,000,000.00   19,080,000.00  19,080,000.00  100,160,000.00
    Negative Carry Subordinated Amount                1,045,996.88              NA              NA             NA    1,045,996.88
    Other                                                        0               0               0              0               0
    Adjusted Invested Amount                        232,045,996.88  231,000,000.00  231,080,000.00 231,080,000.00  925,205,996.88

    Required Excess Seller's Interest                 6,000,000.00    6,000,000.00    6,360,000.00   6,360,000.00   24,720,000.00

16. Beginning Spread Account Balance                  2,500,000.00    2,500,000.00    2,650,000.00   2,650,000.00   10,300,000.00
        Withdrawals from Spread Account (-) Interest     (1,894.60)      (1,894.96)      (2,009.31)     (2,008.25)      (7,807.12)
        Deposits to Spread Account   (+) Interest         1,894.60        1,894.96        2,009.31        2,008.25       7,807.12
    Spread Account balance as of the close of
    business on the Distribution date                 2,500,000.00    2,500,000.00    2,650,000.00   2,650,000.00   10,300,000.00

17. Series Principal Account Balance                          0.00            0.00            0.00           0.00            0.00

18. Delinquency on Serviced Portfolio
                                  30 - 59 Days                                                                               0.03%
                                  60 - 89 Days                                                                               0.04%
                                     90+  Days                                                                               0.09%

19. Master Trust Receivables Balance                                                                              $891,052,911.13

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